COMMITMENTS	12 Months Ended
Dec. 31, 2022
Disclosure of commitments [abstract]
Disclosure of commitments [text block]	COMMITMENTS
We do not have any off-balance sheet arrangements other than short-term or low-value leases, which we already disclosed, and guarantees. Of these guarantees, as of December 2022 the majority relate to commercial purposes, financial and rental activities, the bulk of the remaining guarantees relate to tax and labor related procedures. The Company’s directors consider that no contingencies will arise from these guarantees in addition to those already recognized. There has not been any material instance of a guarantee, outside of the ordinary course of the business, being drawn upon for the periods indicated, nor does management anticipate any liability as a result of a draw upon a guarantee in the future.
Guarantees
As of December 31, 2021 and 2022, the Atento Group has guarantees to third parties of 277.137 thousand U.S. dollars and 297,853 thousand U.S. dollars, respectively.
The transactions guaranteed and their respective amounts at December 31, 2021 and 2022 are as follow:

	Thousands of U.S. dollars
	2021	2022
Guarantees
Financial, labor-related, tax and rental transactions	126,184	130,293
Contractual obligations	150,796	167,354
Other	157	206
Total	277,137	297,853
The breakdown shown in the table above relates to guarantees extended by Atento Group companies, classified by purpose. Of these guarantees, the majority relate to commercial purposes and rental activities, the remaining guarantees relate to tax and labor proceedings.